SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

Resource Credit Income Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Resource Credit Income Fund

Principal Executive Offices

717 Fifth Avenue, 18th Floor

New York, NY 10022

1-855-747-9559

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

Dear Shareholders:

The Board of Trustees of Resource Credit Income Fund, a continuously offered, diversified, closed-end management investment company operating as an interval fund organized as a Delaware statutory trust (the “Trust” or the “Fund”), has called a special meeting of the Fund’s shareholders (the “Meeting”), to be held at the offices of Thompson Hine LLP, at 335 Madison Ave 12th Fl, New York, NY 10017, on [___________] [___________] [ ], 2020 at [ ] [a.m./p.m].

Whether or not a shareholder plans to attend the Meeting, the Fund urges shareholders to vote and authorize the shareholder’s proxy in advance of the Meeting by one of the methods described in the Proxy Statement for the Meeting. The Proxy Statement is available on the Internet at [www.resourcecreditincome.com].

The Meeting will be held for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new management agreement between Sierra Crest Investment Management LLC and the Trust.	FOR
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new management agreement) and Proxy Voting Ballot are available at [www.resourcecreditincome.com].

By Order of the Board of Trustees

Lawrence S. Block

Secretary

[ ], 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call [ ].

Resource Credit Income Fund

with its principal offices at

717 Fifth Avenue, 18th Floor

New York, NY 10022

1-855-747-9559

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

at [ ] [a.m./p.m.]

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”) of Resource Credit Income Fund (the “Trust” or the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”), to be held at the offices of Thompson Hine LLP, at 335 Madison Ave 12th Fl, New York, NY 10017, on [___________] [____________] [ ], 2020 at [ ] [a.m./p.m.].

Whether or not a shareholder plans to attend the Meeting, the Fund urges shareholders to vote and authorize the shareholder’s proxy in advance of the Meeting by one of the methods described in this Proxy Statement for the Meeting. This Proxy Statement is available on the Internet at [www.resourcecreditincome.com].

The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020. The Meeting will be held for the following purposes:

1.	To approve a new management agreement between Sierra Crest Investment Management LLC and the Fund.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-855-747-9559 or by visiting [www.resourcecreditincome.com].

Dear Shareholder,

Since launching the Fund in 2015, Resource America, Inc. and its subsidiary, Resource Alternative Advisor, LLC (the “Current Manager” and, together with Resource America, Inc., “Resource”) have been committed to meeting the Fund’s investment objectives to produce current income and achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. Resource is pleased that the Fund’s shareholders have benefited from the Fund’s outperformance relative to its primary benchmark, the S&P/LSTA Leveraged Loan Index, from inception through March 31, 2020 (on an annualized basis).

Resource believes that, in connection with its strategic business decision to exit the business of advising the Fund, it has identified a partner that will continue to implement the Fund’s investment objectives and strategies and serve shareholder interests. In this regard, Resource believes that it is in the best interest of the Fund and its shareholders to engage Sierra Crest Investment Management LLC (“Sierra Crest”) as the investment adviser to the Fund under a new management agreement (the “Proposed Management Agreement”). As a result of its diligence, Resource determined that Sierra Crest would be able to meet the needs of the Fund and shareholders. Sierra Crest, which is an affiliate of BC Partners Advisors L.P. (“BC Partners”), brings significant resources and expertise in its capacity as an affiliate of an international advisory firm, and such capacities offer the potential for increased asset growth that Resource believes will benefit the Fund and shareholders. BC Partners operates a private equity investment platform, a credit investment platform (“BCP Credit”) and a real estate investment platform as fully integrated businesses. Sierra Crest’s investment activity takes place within the BCP Credit platform. Integration with the broader BC Partners platform allows BCP Credit to leverage a team of investment professionals across its private equity platform including its operations team. In addition to acting as the investment adviser to Portman Ridge Finance Corporation, a publicly traded business development company, BCP Credit, through Sierra Crest, currently manages two private credit opportunity funds along with several separate managed accounts focused on credit investments and BC Partners Lending Corporation, a private business development company.

To effect the new relationship with Sierra Crest, the Fund needs your vote as described in the attached proxy materials. In particular, the Fund’s Board of Trustees recommends that you vote FOR the Proposed Management Agreement, which would allow Sierra Crest to assume the Current Manager’s role as the Fund’s investment adviser.

The Fund’s current advisory fee will not change as a result of the proposed change in adviser and the entering into of the Proposed Management Agreement. Moreover, Michael Terwilliger, the Fund’s Lead Portfolio Manager, is expected to continue to act as portfolio manager to the Fund once Sierra Crest assumes its new role as investment adviser. Additionally, we believe that the Fund’s relationship with Sierra Crest will afford the Fund with increased investment opportunities given the breath of the BC Partners platform, which may result in increased investment portfolio diversification and enhance the Fund’s investment performance.

Thank you, and please return your YES proxy vote to the proposal promptly.

Please note that shareholders are also being asked, by means of a separate proxy statement that has already been mailed to you, to vote for the election of a new slate of individuals to serve on the Fund’s Board of Trustees (the “Nominees”). If elected, and contingent upon approval by Fund shareholders of the Proposed Management Agreement, the Nominees would replace the current individuals serving on the Fund’s Board of Trustees. We ask that you return your YES proxy vote to that proposal promptly as well.

Regards,

Lawrence S. Block

Secretary, Chief Compliance Officer and Senior Vice President

PROPOSAL 1

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

SIERRA CREST INVESTMENT MANAGEMENT LLC AND THE TRUST

Background

Resource Alternative Advisor, LLC (the “Current Manager” and, together with its parent company, Resource America, Inc., “Resource”) has served as the Fund’s investment adviser since April 11, 2017. Resource Financial Fund Management, Inc., an affiliate of the Current Manager and a wholly-owned subsidiary of Resource, served as the investment adviser to the Fund from inception through April 10, 2017. At a meeting of the Board held on June 17, 2020 (the “Board Meeting”), the Current Manager recommended that the Board approve a new management agreement between the Fund and Sierra Crest Investment Management LLC (“Sierra Crest”) (the “Proposed Management Agreement”).

Sierra Crest was formed on December 4, 2018 and is an affiliate of BC Partners Advisors L.P. (“BC Partners”). Sierra Crest is based in New York, NY, and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of June 1, 2020, Sierra Crest had discretionary assets under management of approximately $[____] million. Sierra Crest is majority owned by BCPSC Holdings LLC, which is controlled by BC Partners. BC Partners is an international investment firm with approximately $25 billion of assets under management in private equity, credit and real estate investment in Europe and North America. BC Partners was founded in 1986 and has offices in London, New York, Paris, and Hamburg.

At the Board Meeting, the Board approved, subject to shareholder approval, the engagement of Sierra Crest as adviser to the Fund pursuant to the Proposed Management Agreement. The Board also approved an interim management agreement between the Fund and Sierra Crest (the “Interim Management Agreement” and together with the Proposed Management Agreement, the “Management Agreements”). Moreover, Michael Terwilliger, the Fund’s Lead Portfolio Manager, is expected to continue to act as portfolio manager to the Fund once Sierra Crest assumes its new role as investment adviser under each of the Interim Management Agreement and the Proposed Management Agreement.

The Interim Management Agreement allows Sierra Crest to manage the Fund on an interim basis in the event the transactions contemplated by the Purchase Agreement (as defined below) are finalized prior to shareholder approval of the Proposed Management Agreement. Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), allows a fund to enter into an interim management agreement with a maximum term of 150 days without first obtaining shareholder approval, so that the fund may receive investment management services without interruption following an assignment of a previous management agreement.

The terms of the Interim Management Agreement are substantially identical to those of the current management agreement between the Current Manager and the Fund (the “Current Management Agreement”) and those of the Proposed Management Agreement, except that (i) the dates of execution, effectiveness, and termination are changed and (ii) all fees earned by Sierra Crest under the Interim Management Agreement will be held in a separate escrow account pending shareholder approval of the Proposed Management Agreement. If the Fund’s shareholders approve the Proposed Management Agreement, the escrowed management fees will be paid to Sierra Crest. If the Fund’s shareholders do not approve the Proposed Management Agreement, Sierra Crest will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

The Trustees also approved the termination of the Current Management Agreement, such termination to be concurrent with the effective date of the Proposed Management Agreement or, if applicable, the Interim Management Agreement. The effective date of the Proposed Management Agreement would be on or about [ ], 2020. The 1940 Act requires that the Proposed Management Agreement must be approved by a “vote of a majority of the outstanding securities” of the Fund, as that phrase is defined in the 1940 Act. The Current Manager therefore informed the Board that, if shareholder approval were obtained for the Proposed Management Agreement, the Current Manager would recommend termination of the Current Management Agreement concurrent with the effective date of the Proposed Management Agreement or, if applicable, the Interim Management Agreement.

On June 19, 2020, Resource America, Inc., Resource, Sierra Crest and Mount Logan Capital, Inc. entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Sierra Crest will acquire certain assets related to the Current Manager’s business of providing investment management services to the Fund upon receipt of the necessary approvals of the Proposed Management Agreement and the new trustee nominees (the “Nominees”) and satisfaction or waiver of the other conditions set forth in the Purchase Agreement. None of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) or the Independent Trustee Nominees have any interest in the Purchase Agreement.

The Fund is not a party to the Purchase Agreement; however, the closing of the Purchase Agreement (the “Closing”) is subject to certain conditions, including shareholder approval of Proposal 1 as described in this Proxy Statement and the election of a new Board of Trustees as described in a separate proxy statement. Therefore, if shareholders do not approve the Proposed Management Agreement and elect the Nominees, or if the other conditions in the Purchase Agreement are not satisfied or waived, then the transactions contemplated by the Purchase Agreement will not close and the Purchase Agreement will terminate, the Current Manager will continue as the Fund’s adviser, the Nominees will not become Trustees and the Fund’s current Trustees will continue to serve on the Fund’s Board of Trustees.

Sierra Crest and the Current Manager believe that the proposed change to the Fund’s management structure has the potential to benefit the Fund’s shareholders due to Sierra Crest’s and BC Partners’ size and experience with credit investments.

The Management Agreements

The Current Management Agreement became effective on April 11, 2017, upon the execution of a Transfer and Assumption Agreement between the Current Manager and Resource Financial Fund Management, Inc., and was most recently renewed by the Board on November 12, 2019. The Board originally approved the advisory agreement between the Fund and Resource Financial Fund Management, Inc. (the “Previous Management Agreement”) on February 3, 2015. The terms of the Proposed Management Agreement are identical to the terms of the Current Management Agreement with the Current Manager, except that the duration and parties are changed. The Previous Management Agreement was last submitted to shareholders at a special meeting of the shareholders held August 25, 2016, after a change in control transaction caused the prior management agreement with Resource Financial Fund Management, Inc. to terminate. At that special meeting, the Previous Management Agreement was voted on and approved by shareholders of the Fund.

Under the terms of the Current Management Agreement, the Current Manager is entitled to receive an annual fee from the Fund equal to 1.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the Current Manager earned $4,022,191 in management fees under the Current Management Agreement, of which $272,262 was waived pursuant to the Current Expense Limitation Agreement (as defined below).

The Current Manager is also entitled to an incentive fee under the Current Management Agreement. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Current Manager and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Current Manager with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the fiscal period ended September 30, 2019, there was no incentive fee incurred.

For such compensation, the Current Manager, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

The Proposed Management Agreement:

1. provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval;

2. automatically terminates on assignment; and

3. may be terminated upon 60 days’ notice by Sierra Crest, by the Board or by a vote of a majority of outstanding securities of the Fund.

The Proposed Management Agreement, similar to the Current Management Agreement, provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Proposed Management Agreement is attached as Exhibit A, the terms of which are substantially identical to the terms of the Current Management Agreement, except for the dates of execution, effectiveness, and expiration. You should read the Proposed Management Agreement. The description in this Proxy Statement of the Proposed Management Agreement is only a summary. The Current Management Agreement became effective on April 11, 2017, upon the execution of a Transfer and Assumption Agreement by and among the Current Manager, Resource Financial Fund Management, Inc. and the Fund, and was most recently renewed by the Board on November 12, 2019.

If the Proposed Management Agreement is approved, Sierra Crest and the Fund will enter into a new expense limitation agreement (the “Proposed Expense Limitation Agreement”), the terms of which are substantially identical to the terms of the current expense limitation agreement between the Current Manager and the Fund (the “Current Expense Limitation Agreement”), except that the duration and parties are changed and that Sierra Crest will have the right to recapture amounts previously waived and/or reimbursed by the Current Manager, as described below. Under the Proposed Expense Limitation Agreement, for a term of two years from its effective date, Sierra Crest would pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, dividend expense, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively.

Under the Current Expense Limitation Agreement, any waiver or reimbursement by the Current Manager is subject to repayment by the Fund within three years from the date the Current Manager waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation, and if the repayment is approved by the Board of Trustees. If the Proposed Management Agreement is approved, the Proposed Expense Limitation Agreement will become effective and it will give Sierra Crest the right to recapture amounts that were previously waived or reimbursed by the Current Manager, and under the Purchase Agreement, Sierra Credit will be required to pay to the Current Manager fifty percent (50.0%) of any such amounts. Thus, if the Current Manager waived any fee or reimbursed any expense, but did not recapture that fee or expense under the Current Expense Limitation Agreement, Sierra Crest may recapture it within the restrictions described in the agreement, subject to Sierra Crest’s obligation to pay half of such recaptured amounts to the Current Manager.

The effective date of the Proposed Management Agreement would be on or about [ ], 2020.

Information Concerning Sierra Crest

Sierra Crest is a limited liability company organized under the laws of the State of Delaware and located at 650 Madison Avenue, 23rd Floor, New York, NY 10022. The names, titles, addresses and principal occupations of the principal executive officers of Sierra Crest are set forth below:

Name and Address*	Title:	Principal Occupation:
Ted Goldthorpe	Officer	Officer
Matthias Ederer	Officer	Officer
Henry Wang	Officer	Officer
Veena Malpani	Chief Compliance Officer	Chief Compliance Officer

*	The address of each director and principal executive officer is 650 Madison Avenue, 23rd Floor, New York, NY 10022.

Sierra Crest was formed on December 4, 2018 and is an affiliate of BC Partners. Sierra Crest is based in New York, NY, and is registered as an investment adviser with the SEC. Sierra Crest currently serves as adviser of business development company assets. Sierra Crest had discretionary assets under management of approximately $650 million as of June 1, 2020. Sierra Crest is principally owned by BCPSC Holdings LLC, which is controlled by BC Partners. LibreMax SC, LLC is a minority owner of Sierra Crest. BC Partners is an international investment firm with $25 billion of assets under management in private equity, credit and real estate investment in Europe and North America. BC Partners was founded in 1986 and has offices in London, New York, Paris, and Hamburg.

During the last fiscal year, there were no brokerage commissions paid by the Fund to affiliated brokers of Sierra Crest. None of the Independent Trustees or officers of the Fund have an interest in Sierra Crest.

Evaluation by the Board of Trustees (Management Agreements)

At a meeting held on June 17, 2020, the Board, including a majority of the Independent Trustees, considered the approval of the Management Agreements. In considering the approval of the Management Agreements, the Trustees received materials specifically relating to the Management Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by Sierra Crest; (2) the investment performance of the Fund and Sierra Crest; (3) the cost of services to be provided and the profits to be realized by Sierra Crest and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Management Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreements.

Nature, Extent and Quality of Service. The Board noted that Sierra Crest is an asset management firm with approximately $650 million assets under management as of June 1, 2020. The Board further noted that Sierra Crest is an affiliate of BC Partners, a private equity, credit and real estate-focused firm that, together with its affiliates, managed approximately $25 billion in credit assets under management as of June 1, 2020. The Board discussed Sierra Crest’s existing credit products and Sierra Crest’s depth of experience with credit strategies. The Board reviewed Sierra Crest’s personnel, specifically noting the deep bench strength and expertise of Sierra Crest and BCP Credit platform personnel, including senior management, with respect to credit-focused strategies. The Board reviewed Sierra Crest’s proposed services, including research, selection and approval of investments. The Board noted that Sierra Crest considered the Fund to be an important part of Sierra Crest’s overall strategic business goals and discussed the growth prospects for the Fund if Sierra Crest was selected. The Board reviewed Sierra Crest’s compliance policies and procedures, noting that Sierra Crest had reported no pending material litigation matters, regulatory actions or compliance matters that would adversely impact Sierra Crest’s ability to serve as adviser to the Fund. The Board concluded that Sierra Crest had sufficient depth and experience of personnel, resources, investment methods and compliance policies and procedures that were essential to performing its duties under the Proposed Management Agreements, and that the nature, overall quality and extent of the management services to be provided by Sierra Crest to the Fund were satisfactory.

Performance. The Board considered the investment performance of Sierra Crest. The Board noted Sierra Crest’s belief that while the Fund would be a new type of client for Sierra Crest, the senior members of Sierra Crest’s credit team had extensive experience investing through multiple credit cycles, in both liquid and illiquid credit securities. It also noted that Sierra Crest and certain of its affiliates had experience managing similar credit strategies. The Board reviewed performance information of a publicly traded business development company managed by Sierra Crest as compared to its peers. The Board concluded that it was satisfied that Sierra Crest could provide reasonable returns to the Fund and its shareholders.

Fees and Expenses. The Board noted that Sierra Crest proposed to charge the Fund an advisory fee of 1.85% of average daily net assets, which was higher than the Fund’s peer group average of 1.63% but was within the peer group range of 1.25% to 2.10%. The Board considered the composition of the peer group and noted that it appeared reasonable. The Board noted that the advisory fee was in line with several peers and lower than several peers. The Board acknowledged that the proposed advisory fee was equal to the current fee charged by the Current Manager. The Board observed that the Fund’s current Class A net expense ratio (excluding acquired fund fees and expenses) of 2.67% was consistent with the peer group average of 2.68%. The Board further noted that Sierra Crest proposed to limit total annual Fund operating expenses, exclusive of certain fees, so as not to exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund's average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively. The Board remarked that the expense limits proposed by Sierra Crest were equal to the Fund’s current expense limits. The Board noted that Sierra Crest would have the ability to recapture any previously waived or reimbursed fees, including those fees waived or reimbursed by the Current Manager, subject to the terms of the Current Expense Limitation Agreement with the Fund. The Board noted, and received information from the Current Manager regarding, the Fund’s repayment obligations under the Current Expense Limitation Agreement within the three years from the date the Current Manager waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation, and if the repayment is approved by the Board. The Board noted that, if the Proposed Management Agreement is approved, the Proposed Expense Limitation Agreement will become effective and it will give Sierra Crest the right to recapture amounts that were previously waived or reimbursed by the Current Manager, and under the Purchase Agreement, Sierra Credit will be required to pay to the Current Manager fifty percent (50.0%) of any such amounts. The Board then discussed the benefit to shareholders of reduced overall expenses if the Fund experienced meaningful growth in assets. The Board concluded that the proposed advisory fee was not unreasonable.

Economies of Scale. The Board discussed the growth and profitability projections provided by Sierra Crest. The Board discussed Sierra Crest’s affiliation with BC Partners and the impact the BCP Credit platform could have on the growth of the Fund. They considered the benefits the shareholders currently receive, and would continue to receive, under the Proposed Expense Limitation Agreement. The Board also considered the Fund’s current size, the projected assets of the Fund, the uncertainty of ongoing costs and risks of managing a publicly registered fund, and the responsibility of the Fund’s Board of Trustees to periodically evaluate Sierra Crest’s profits and whether it had achieved economies of scale. The Board concluded that the absence of breakpoints was acceptable.

Profitability. The Board reviewed the pro-forma financial information provided by Sierra Crest, noting that Sierra Crest expected to make a net profit related to the Fund during each of the first and second years of managing the Fund. The Board considered the underlying assumptions that Sierra Crest used in its calculations, and discussed the costs associated with managing the Fund. The Board noted that the estimated profit of Sierra Crest did not seem unreasonable for the experience, resources, and associated business risk of Sierra Crest. The Board concluded that Sierra Crest’s estimated profitability was not excessive.

15(f) Considerations. The Trustees noted that Section 15(f) of the 1940 Act provides a safe harbor to investment advisers who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract. They further noted that the safe harbor is conditioned on the following: for a period of three years after the time of such sale, at least 75% of the board of trustees are not interested persons of the investment adviser, or the predecessor investment adviser, and there is not imposed an unfair burden as a result of the sale. The Trustees noted that under Section 15(f) of the 1940 Act, an unfair burden includes any arrangement, during the two-year period after the time of such sale, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or corporate trustee or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. They noted that it was anticipated that after the Closing, at least 75% of the Board of Trustees of the Fund would be independent. They also considered whether the retention of Sierra Crest will impose an unfair burden on the Fund’s shareholders. After discussion, they concluded that the retention of Sierra Crest was unlikely to impose an unfair burden on the Fund’s shareholders because after the Closing, none of Sierra Crest, the Current Manager, or any of their affiliates would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than compensation received by an affiliated broker in connection with Fund portfolio transactions executed in compliance with Rule 17e-1), or (ii) from the Fund for other than bona fide investment advisory or other services.

Conclusion. Having requested and received such information from Sierra Crest as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Management Agreements, and as assisted by the advice of independent counsel, the Board concluded that approval of the Proposed Management Agreements, subject to shareholder approval, was in the best interests of the Fund and its shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Management Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company operating as an interval fund organized as a Delaware statutory trust. The Trust’s principal executive offices are located at 717 Fifth Avenue, 18th Floor, New York, NY 10022, and its telephone number is 1-855-747-9559. The Board supervises the business activities of the Fund. Like other investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains the Current Manager as the investment adviser for the Fund. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the administrator and accounting agent for the Fund. DST Systems, Inc., located at PO Box 219169, Kansas City, MO 64121, serves as the transfer agent of the Fund.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of Proposal 1; and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of by a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

Class A	Class C	Class I	Class L	Class W
[ ]	[ ]	[ ]	[ ]	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on each Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Approval of Proposal 1

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposal 1, the presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, brokers may not vote the shares on Proposal 1 without instructions from beneficial owners or persons entitled to vote (but abstentions will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal 1 may result in Proposal 1 not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

The Closing is contingent upon shareholders approving Proposal 1 and electing a new Board of Trustees (by separate proxy statement). If Proposal 1 and the new Board of Trustees are not approved by shareholders of the Fund, the Closing will not occur.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Fund:

Name and Address	Number and Class of Shares	Percentage of the Fund	Percentage of the Class
[ ]	[ ]	[ ]	[ ]

The following table provides information about Fund shares held by the Nominees, Trustees, and executive officers of the Fund as of the Record Date (percentages are rounded to nearest hundredth):

Name	Number and Class of Shares	Percentage of the Fund	Percentage of the Class
Ted Goldthorpe[1]	[ ]	[ ]	[ ]
Alexander Duka[1]	[ ]	[ ]	[ ]
Robert Warshauer[1]	[ ]	[ ]	[ ]
George Grunebaum[1]	[ ]	[ ]	[ ]
Fred Berlinsky[2]	[ ]	[ ]	[ ]
Ernique Casanova[2]	[ ]	[ ]	[ ]
David Burns[2]	[ ]	[ ]	[ ]
Alan Feldman[2]	[ ]	[ ]	[ ]
Justin Milberg[2,3]	[ ]	[ ]	[ ]
Brian Hawkins[2]	[ ]	[ ]	[ ]
Lawrence S. Block[2]	[ ]	[ ]	[ ]

[1]	The address of the Nominee is c/o Sierra Crest Investment Management LLC, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
[2]	The address of the Trustee or officer is c/o Resource Credit Income Fund, 717 Fifth Avenue, 18th Floor, New York, NY 10022.
[3]	Justin Milberg served as President of the Fund from 2015 until June 1, 2020. On June 1, 2020, Alan Feldman was appointed President of the Fund.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, [ ] owned of record or beneficially 25% or more of the outstanding shares of the Fund, and no other shareholder owned more than 25% of the Fund. As a group, the Trustees, Nominees and officers of the Trust owned less than [1]% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Resource Credit Income Fund, Attention: Lawrence S. Block, Secretary,717 Fifth Avenue, 18th Floor, New York, NY 10022. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Broadridge Financial Solutions, Inc. are approximately $140,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne equally by Sierra Crest and the Current Manager. In addition to solicitation by mail, the Fund will request insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Sierra Crest and the Current Manager will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Fund and the Current Manager may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matter to be presented at the Meeting other than as set forth above. If any other matter properly comes before the Meeting that the Trust did not have notice of by a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; and (iii) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Resource Credit Income Fund, Attention: Secretary, 717 Fifth Avenue, 18th Floor, New York, NY 10022.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-855-747-9559.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2020

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [www.resourcecreditincome.com].

BY ORDER OF THE BOARD OF TRUSTEES

Lawrence S. Block, Secretary

Dated: [ ], 2020

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

PROXY CARD

RESOURCE CREDIT INCOME FUND

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at [ ] using your proxy *voting number* found below
3. **PHONE** dial toll-free **[ ]** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **[ ]** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **[ ]**

The undersigned holder of shares of Resource Credit Income Fund (the "Fund"), hereby appoints Lawrence Block and Mary Foynes Gaza, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at the offices of Thompson Hine LLP, at 335 Madison Ave 12th Fl, New York, NY 10017, on [___________] , on [ ], 2020 beginning at [ ] [a.m./p.m.], Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. Whether or not a shareholder plans to attend the Special Meeting, the Fund urges shareholders to vote and authorize the shareholder's proxy in advance of the Special Meeting by one of the methods described in the Proxy Statement for the Special Meeting. The Proxy Statement is available on the Internet at [www.resourcecreditincome.com].

The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [ ], 2020. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

RESOURCE CREDIT INCOME FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	**AGAINST**	**ABSTAIN**
	PROPOSAL:			
1.	To approve a new management agreement between Sierra Crest Investment Management LLC and the Fund.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Exhibit A

PROPOSED MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT

TO: [NEW ADVISER]

Dear [______________________] ("you" or the "Manager"):

[Resource Credit Income Fund] (the "Trust" or the "Fund") herewith confirms our agreement with you effective as of [___________].

The Trust has been organized to engage in the business of a closed-end management investment company that is operated as an interval fund.

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act"), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares that the Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee as described on Exhibit A.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date on which it is executed, and shall continue in effect with respect to the Fund for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "Resource Credit Income Fund" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a)       This Agreement shall be governed by the laws of the State of New York.

(b)       For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c)       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1845 Walnut Street, 18th Floor, Philadelphia, Pennsylvania 19103.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

[RESOURCE CREDIT INCOME FUND]

By:
Name:
Title:
Date:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

[NEW ADVISER]

By:
Name:
Title:
Date:

Exhibit A

Compensation of the Manager

The Manager is entitled to a fee consisting of two components—a base management fee and an incentive fee:

1.	The base management fee is calculated and payable monthly in arrears at the annual rate of 1.85% of the Fund's average daily net assets during such period.

2.	The incentive fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a "hurdle rate," expressed as a rate of return on the Fund's "adjusted capital," equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter (including the management fee, expenses reimbursed to the Manager for any administrative services provided by the Manager and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). "Adjusted capital" means the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund's pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund's pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund's pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund's pre-incentive fee net investment income which exceeds the hurdle but is less than or equal to 2.8125% is referred to as the "catch-up." The "catch-up" provision is intended to provide the Manager with an incentive fee of 20.0% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund's pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income.